UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 20, 2020

Name of Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, Commission File Number, IRS Employer Identification Number

ALLIANT ENERGY CORPORATION
(a Wisconsin Corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608) 458-3311
Commission File Number - 1-9894
IRS Employer Identification Number - 39-1380265

INTERSTATE POWER & LIGHT COMPANY
(an Iowa corporation)
Alliant Energy Tower
Cedar Rapids, Iowa 52401
Telephone (319) 786-4411
Commission File Number - 1-4117
IRS Employer Identification Number - 42-0331370

WISCONSIN POWER & LIGHT COMPANY
(a Wisconsin corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608) 458-3311
Commission File Number - 0-337
IRS Employer Identification Number - 39-0714890

(Former name or former address, if changed since last report.)

This combined Form 8-K is separately filed by Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Alliant Energy Corporation, Common Stock, $0.01 Par Value, Trading Symbol LNT, Nasdaq Global Select Market
Interstate Power and Light Company, 5.100% Series D Cumulative Perpetual Preferred Stock, $0.01 Par Value, Trading Symbol IPLDP, Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Alliant Energy Corporation - Emerging growth company ☐
Interstate Power and Light Company - Emerging growth company ☐
Wisconsin Power and Light Company - Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Alliant Energy Corporation ☐
Interstate Power and Light Company ☐
Wisconsin Power and Light Company ☐

Item 2.02 Results of Operations and Financial Condition.

On February 20, 2020, Alliant Energy Corporation issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2019. A copy of such press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being furnished herewith:

Exhibit Number	Description
(99.1)	Alliant Energy Corporation press release dated February 20, 2020
(104)	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION

Date: February 20, 2020	By:/s/ Benjamin M. Bilitz
Benjamin M. Bilitz
Chief Accounting Officer and Controller

INTERSTATE POWER AND LIGHT COMPANY

Date: February 20, 2020	By:/s/ Benjamin M. Bilitz
Benjamin M. Bilitz
Chief Accounting Officer and Controller

WISCONSIN POWER AND LIGHT COMPANY

Date: February 20, 2020	By:/s/ Benjamin M. Bilitz
Benjamin M. Bilitz
Chief Accounting Officer and Controller